                         SMHL Programme Deed of Novation







             National Mutual Property Services (Aust.) Pty. Limited


                                 Retiring Party


                            NMFM Lending Pty Limited


                                Substitute Party


                      Perpetual Trustees Australia Limited


                                     Trustee


                   Superannuation Members' Home Loans Limited


                                     Manager


                                                     TABLE OF CONTENTS

 Clause                                                                                                   Page
 1.           INTERPRETATION                                                                                 1


 1.2          Master Trust Deed Definitions                                                                  2

 1.3          MOMA Definitions                                                                               2

 1.4          Inconsistency                                                                                  2

 1.5          Interpretation                                                                                 2


 2.           NOTICES                                                                                        3

 2.1          Notice to Designated Rating Agencies                                                           3

 2.2          Notice and Consent by Mortgage Insurer                                                         3


 3.           NOVATION OF MOMA                                                                               3


 4.           REFERENCES TO THE SUBSTITUTE PARTY                                                             3

 4.1          Master Trust Deed                                                                              3

 4.2          MOMA                                                                                           3


 5.           REPRESENTATION AND WARRANTY                                                                    4


 6.           FEES AND EXPENSES                                                                              4

 6.1          Retiring Party's Fees
 6.2          Substitute Party's Fees for Mortgages originated by the. Retiring Party                        4

 6.3          Substitute Party's Fees Generally                                                              4

 6.4          Retiring Party's Expenses                                                                      4


 7.           INDEMNITY


 8.           LIMITATION OF LIABILITY                                                                        5

 8.1          Trustee of the Funds                                                                           5

 8.2          Liability of Trustee                                                                           5


 9.           MISCELLANEOUS                                                                                  6

 9.1          Governing Law                                                                                  6

 9.2          Counterparts                                                                                   6



THIS DEED is made at            ON 28 September 1995



BETWEEN NATIONAL MUTUAL PROPERTY SERVICES (AUST.) PTY. LIMITED, ACN 006 240 884, of Level 36, 525 Collins Street, Melbourne, Victoria (the "Retiring Party")

AND NMFM LENDING PTY. LIMITED, ACN 070 887 679 of Level 36, 525 Collins Street, Melbourne, Victoria (the "Substitute Party")

AND PERPETUAL TRUSTEES AUSTRALIA LIMITED, ACN 000 431 827, of Level 7, 39 Hunter Street, Sydney, NSW as trustee (the "Trustee") for the Superannuation Members' Home Loans Trusts (the "Funds")

AND SUPERANNUATION MEMBERS' HOME LOANS LIMITED, ACN 005 964 134 of Level 34, 525 Collins Street, Melbourne, Victoria (the "Manager")

RECITALS

A. The Trustee and the Manager have been appointed pursuant to the Master Trust Deed as trustee and manager respectively of the Funds.

B. The Retiring Party has been appointed pursuant to the MOMA to originate and manage mortgages for the Funds.

C. Clause 1.2(b) of each of the Master Trust Deed and the MOMA contemplates that a party to those documents may be substituted by way of a novation.

D. The Retiring Party and the Substitute Party have requested the Trustee and the Manager to consent to a novation of the MOMA on the terms contained in this Deed under which the Retiring Party is to surrender its rights and be released and discharged from its obligations under the MOMA and the Substitute Party is to become entitled to equivalent rights and assume equivalent obligations.

E.       The Trustee and the Manager have agreed to the abovementioned request.


THIS DEED PROVIDES:


1        INTERPRETATION

         1.1   DEFINITIONS

               In this Deed:

               "EFFECTIVE DATE" means 1 October 1995.

               "MASTER TRUST DEED" means the Master Trust Deed dated 4 July 1994 made between the Trustee and the Manager as varied by a Deed of Variation dated 21 August 1995 made between the Trustee and the Manager.

               "MOMA" means the Mortgage Origination & Management Agreement dated 4 July 1994 made between the Trustee, the Manager and the Retiring Party.

         1.2   MASTER TRUST DEED DEFINITIONS

               Unless otherwise defined in this Deed, expressions defined in the Master Trust Deed have the same meaning where used in this Deed.

         1.3   MOMA DEFINITIONS

               Unless otherwise defined in this Deed, expressions defined in the MOMA have the same meaning where used in this Deed.

         1.4   INCONSISTENCY

               To the extent that there is any inconsistency between clauses 1.2 and 1.3, clause 1.3 will prevail.

         1.5   INTERPRETATION

               In this Deed, unless the context indicates a contrary intention:

               (a) the expression 'person' includes an individual, the estate of an individual, a body politic, a corporation, and a statutory or other authority or association (incorporated or unincorporated);

               (b) a reference to any party includes that party's executors, administrators, successors, substitutes and assigns, and any person taking by way of novation; .

               (c) a reference to this Deed or to any other deed, agreement, document or instrument, includes respectively this Deed or that other deed, agreement, document or instrument as amended, novated, supplemented, varied or replaced from time to time;

               (d) words importing the singular include the plural (and vice versa) and words denoting a given gender include all other genders;

               (e) headings are for convenience only and do not affect interpretation;

               (f) a reference to a clause is a reference to a clause of this Deed; and

               (g) where any word or phrase is given a defined meaning, any other part of speech or grammatical form in respect of that word or phrase has a corresponding meaning.

2        NOTICES

         2.1   NOTICE TO DESIGNATED RATING AGENCIES

               The Manager confirms that it has, pursuant to clause 28.4 of the Master Trust Deed, provided a copy of this Deed to each Designated Rating Agency for each Rated Fund (if any) at least 5 . Banking Days (or such other period as may from time to time be agreed by the Manager with the Designated Rating Agency) prior to the Effective Date. '

         2.2   NOTICE AND CONSENT BY MORTGAGE INSURER

               The Manager confirms that it has provided details of the effect of this Deed to each insurer which has provided a Mortgage Insurance Policy to the Funds and that it has received written confirmation from each of those insurers that the Substitute Party is satisfactory to them.

3        NOVATION OF MOMA

               Subject to clauses 6.1 and 6.4, with effect from and including the Effective Date:

               (a) the Retiring Party, the Trustee and the Manager have no further rights against each other or obligations to each other in connection with the MOMA; and

               (b)  (i)    the Substitute Party has the same rights against, and
                           owes the same obligations to, the Trustee and the Manager in connection with the MOMA; and

                    (ii) the Trustee and the Manager have the same rights against, and owe the same obligations to, the Substitute Party in connection with the MOMA,

                           as if the Substitute Party had been named as a party to the MOMA instead of the Retiring Party.

4        REFERENCES TO THE SUBSTITUTE-UTE PARTY

         4.1   MASTER TRUST DEED

               Pursuant to clause 1.2(b) of the Master Trust Deed, the Trustee and the Manager acknowledge that, for the purposes of the Master Trust Deed, any reference in the Master Trust Deed to the Retiring Party shall from the Effective Date instead be a reference to the Substitute Party.

         4.2   MOMA

               Pursuant to clause 1.2(b) of the MOMA, the Trustee and the Manager acknowledge that, for the purposes of MOMA, any reference in the MOMA to the Retiring Party shall from the Effective Date instead be a reference to the Substitute Party.

5        REPRESENTATION AND WARRANTY

               Each of the Retiring Party and the Manager represents and warrants to each other and to the Substitute Party and the Trustee that it is not aware that any event has occurred and is subsisting which constitutes an Event of Default or an Event of Insolvency with respect to itself and it is not aware of any other circumstance subsisting which would entitle any party to terminate the MOMA.

6        FEES AND EXPENSES

         6.1   RETIRING PARTY'S FEES

               Prior to the Effective Date, the Retiring Party's entitlement to fees will be determined in accordance with clause 13.1 of the MOMA and those entitlements to fees will not be paid until the next date on which fees would otherwise have been payable to the Retiring Party.

         6.2 SUBSTITUTE PARTY'S FEES FOR MORTGAGES ORIGINATED BY THE RETIRING PARTY

               From and including the Effective Date, all fees previously payable to the Retiring Party in respect of each Mortgage previously originated by the Retiring Party are payable to the Substitute Party instead of the Retiring Party.

         6.3   SUBSTITUTE PARTY'S FEES GENERALLY

               In accordance with clause 3(b)(i) of this Deed, from and including the Effective Date, the Substitute Party's entitlement to fees generally will be determined in accordance with clause
               13.1 of the MOMA.

         6.4   RETIRING PARTY'S. EXPENSES

               The Retiring Party's entitlement to be reimbursed for certain costs, expenses and disbursements incurred prior to the Effective Date will be determined in accordance with clause 9 of the MOMA and those reimbursements (if any) will not be made until the next date on which reimbursements would otherwise have been made to the Retiring Party.

7        INDEMNITY

               Without limiting any other indemnity given by the Substitute Party in this Deed or in the MOMA, the Substitute Party indemnifies and agrees to keep indemnified the Trustee and the Manager in respect of all claims, losses (whether consequential or otherwise), damages, demands and expenses which they or either of them may suffer or incur as a result of any breach, non-performance or non-observance by the Retiring Party or the Substitute Party of all of the obligations and liabilities (whether present or contingent), and against any claim or demand made by the Retiring Party against the Trustee or the Manager or either of them in relation to the previously originated Mortgages, the MOMA or this Deed.

8        LIMITATION OF LIABILITY

         8.1   TRUSTEE OF THE FUNDS

               The parties acknowledge that the Trustee enters into this Deed as trustee for the Funds and not in any other capacity.

         8.2   LIABILITY OF TRUSTEE

               (a)  For the purposes of this clause 8.2:

                    "Obligations" means all obligations and- liabilities of whatsoever kind, undertaken or incurred by, or devolving upon, the Trustee under or in respect of this Deed or any deed, agreement or other instrument collateral herewith or given or entered into pursuant hereto.

                    "Assets" includes all assets, property and rights real or personal of any nature whatsoever.

               (b) The Trustee enters into this Deed as trustee of the Funds and in no other capacity. The parties other than the Trustee acknowledge that. the Obligations are incurred by the Trustee solely in its capacity as trustee of the Funds.

               (c) The Trustee will not be liable to pay or satisfy any Obligations out of any Assets out of which the Trustee is not entitled to be indemnified in respect of any liability incurred by it as trustee of the Funds.

               (d) The parties other than the Trustee may enforce their rights against the Trustee arising from non-performance of the Obligations only to the extent of the Trustee's right of indemnity out of the Assets of the Funds.

               (e) If the parties other than the Trustee do not recover all money owing to them arising from non-performance of the Obligations by enforcing the rights referred to in paragraph
                    (d), they may not seek to recover the shortfall by:

                    (i) bringing proceedings against the Trustee in its personal capacity; or

                    (ii) applying to have the Trustee wound up or proving in the winding up of the Trustee unless another creditor has initiated proceedings to wind up the Trustee.

               (f) Except in the case of fraud, negligence, or wilful breach on the part of the Trustee, each of the parties other than the Trustee severally waives their rights, and releases the Trustee from any personal liability whatsoever, in respect of any loss or damage:

                    (i)    which any of them may suffer as a result of any:

                           (A) breach by the Trustee of its duties under this Deed; or

                           (B) non-performance by the Trustee of the Obligations; and

                    (ii) which cannot be paid or satisfied out of the Assets out of which the Trustee is entitled to be indemnified in respect of any liability incurred by it as trustee of the Funds.

               (g) Nothing in clauses (d) or (e) above is to be taken as derogating from the limitation of the Trustee's liability contained in clauses (c) and (f).

9        MISCELLANEOUS

         9.1   GOVERNING LAW

               This Deed is governed by the laws in force in New South Wales. Each party irrevocably submits to the non-exclusive jurisdiction of the courts of New South Wales and courts of appeal from them.

         9.2   COUNTERPARTS

               This Deed may consist of a number of counterparts and the counterparts taken together constitute one and the same instrument.

EXECUTED as a deed.

THE COMMON SEAL of
NATIONAL MUTUAL PROPERTY
SERVICES (AUST.) PTY LIMITED
ACN 006 240 884 was affixed in the
presence of, and the sealing is attested by:


/s/ Gary White                                                   /s/ Pieter Van WijnGarden
------------------------------------------------                 --------------------------------------------------
(Signature of Secretary/Director)                                (Signature of Director)


Gary Vincent White                                               Pieter Van WijnGarden
------------------------------------------------                 --------------------------------------------------
(Name of Secretary/Director in Full)                             (Name of Director in Full)




THE COMMON SEAL of
NMFM LENDING PTY LIMITED ACN
070 887 679 was affixed in the presence of,
and the sealing is attested by:


/s/ Garry White                                                  /s/ Pieter Van WijnGarden
------------------------------------------------                 --------------------------------------------------
(Signature of Secretary/Director)                                (Signature of Director)


Garry Vincent White                                               Pieter Van WijnGarden
------------------------------------------------                 --------------------------------------------------
(Name of Secretary/Director in Full)                             (Name of Director in Full)




THE COMMON SEAL of
PERPETUAL TRUSTEES AUSTRALIA
LIMITED, ACN 000 431 827
was affixed by the authority of the Board of Directors in the presence of:


/s/ David Rowan White                                            /s/ Graham John Bradley
------------------------------------------------                 --------------------------------------------------
(Signature of Secretary/Director)                                (Signature of Director)


David Rowan White                                                Graham John Bradley
------------------------------------------------                 --------------------------------------------------
(Name of Secretary/Director in Full)                             (Name of Director in Full)
